UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2006
                                                            -----------

                          NEW ENGLAND BANCSHARES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

         Maryland                           0-51589              04-3693643
         --------                          ---------             ----------
(State or other Jurisdiction of          (Commission         (IRS Employer
incorporation or organization)           File Number)        Identification No.)

                 855 Enfield Street, Enfield, Connecticut 06082
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (860) 253-5200
                                 --------------
              (Registrant's telephone number, including area code)

                 660 Enfield Street, Enfield, Connecticut 06082
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.
                  ---------------------------------------------

         On May 5, 2006, New England Bancshares, Inc., the holding company for Enfield Federal Savings and Loan Association, announced its financial results for the three and twelve months ended March 31, 2006. The press release announcing financial results for the three and twelve months ended March 31, 2006 is included as Exhibit 99.1 and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.
                  ---------------------------------

         (a)      Financial Statements of Businesses Acquired: Not applicable

         (b)      Pro Forma Financial Information:  Not applicable

         (c)      Exhibits

                  Number            Description
                  ------            -----------

                  99.1              Press Release Dated May 5, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: May 5, 2006       By:   /s/ Scott D. Nogles
                               -------------------------------------------------
                               Scott D. Nogles
                               Senior Vice President and Chief Financial Officer



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